UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):  December 18, 2008

TRIANGLE PETROLEUM CORPORATION
 (Exact name of registrant as specified in charter)

Nevada	000-51321	98-0430762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1250, 521-3rd Avenue SW Calgary, Alberta, Canada	T2P 3T3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (403) 262-4471

Copies to:
Gregory Sichenzia, Esq.
Thomas A. Rose, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                Entry Into a Material Definitive Agreement; and
ITEM 1.02                                Termination of a Material Definitive Agreement

On December 18, 2008, Triangle Petroleum Corporation (the “Company”), entered into amendment agreements (the “Amendment Agreements”) with Centrum Bank AG and Bank Sal. Oppenheim Jr. & Cie., (Switzerland) Ltd. (individually, a “Holder,” and together, the “Holders”), pursuant to which, the Company and the Holders agreed to amend debentures (the “Debentures”) issued pursuant to a securities purchase agreement dated December 28, 2005.  The Debentures had maturity dates of December 28, 2008 and January 23, 2009.  As of December 18, 2008, there was $10,000,000 in principal and $2,204,792 of interest owed on the Debentures.  Pursuant to the terms of the Amendment Agreements, the Debentures were amended to reduce the conversion price from $4.00 to $1.40 and each Holder exercised $1,750,000 of outstanding Debentures at $1.40 per share and received 1,250,000 shares of the Company’s common stock, with a total of 2,500,000 shares of common stock issued in the aggregate.  In addition, the Company and the Holders entered into settlement agreements (the “Settlement Agreements”) pursuant to which each Holder agreed to accept $3,250,000 ($6,500,000 in the aggregate) for full settlement of the outstanding Debentures and accrued interest.

A copy of the press release that discusses these matters is filed as Exhibit 99.1 to, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01                                  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment No. 1 to Convertible Debenture, entered into between Triangle Petroleum Corporation and Centrum Bank AG, dated as of December 18, 2008
10.2	Amendment No. 1 to Convertible Debenture, entered into between Triangle Petroleum Corporation and Bank Sal. Oppenheim Jr. & Cie., (Switzerland) Ltd., dated as of December 18, 2008
10.3	Settlement Agreement, entered into between Triangle Petroleum Corporation and Centrum Bank AG, dated as of December 18, 2008
10.4	Settlement Agreement, entered into between Triangle Petroleum Corporation and Bank Sal. Oppenheim Jr. & Cie., (Switzerland) Ltd., dated as of December 18, 2008
99.1	Press Release, dated December 19, 2008, issued by Triangle Petroleum Corporation

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIANGLE PETROLEUM CORPORATION

Dated: December 19, 2008	By:	/s/ SHAUN TOKER
Name: Shaun Toker
Title: Chief Financial Officer